APN(s):
139-34-610-007,
139-34-610-040,
139-34-210-063,
139-34-210-064

Prepared By and Upon Recordation Return To:

THE BANK OF NEW YORK
101 Barclay Street - 21W
New York, New York 10286
Attention: Corporate Trust Administration


--------------------------------------------------------------------------------

                        AGREEMENT REGARDING GROUND LEASES

          THIS AGREEMENT REGARDING GROUND LEASES (this "Agreement") is made as of the 6th day of December, 2001 by BARDEN NEVADA GAMING, LLC, a Nevada limited liability company ("Barden"), whose principal place of business is located at 163 Madison Avenue, Suite 2000, Detroit, Michigan 48226, and THE BANK OF NEW YORK, a New York banking corporation, as Collateral Agent ("BONY"), whose principal place of business is located at 101 Barclay Street - 21W, New York, New York 10286, in its capacity as trustee under the "Indenture" for the ratable benefit of the "Holders" (as each such term is hereinafter defined).

                                    RECITALS

          A. Pursuant to that certain Indenture, dated as of December 6, 2001 (as supplemented and otherwise amended from time to time, the "Indenture"), by and among Majestic Investor Holdings, LLC, a Delaware limited liability company (the "Company"), Majestic Investor Capital Corp., a Delaware corporation ("Capital" and, together with the Company, the "Issuers"), the Subsidiary Guarantors (defined therein), and BONY, as Trustee thereunder, the Issuers will issue 11.653%

Senior Secured Notes due on or before 2007 in an aggregate principal amount of up to $152,632,000 (collectively, the "Notes"). Unless the context otherwise requires, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

          B. Pursuant to a guarantee executed and delivered pursuant to the Indenture (as amended from time to time, the "Subsidiary Guarantee"), the Subsidiary Guarantors (including Barden) have guaranteed the obligations of the Issuers under the Notes, the Indenture and the other Security Documents to which the Issuers are parties.

          C. Pursuant to the Indenture, Barden's Subsidiary Guarantee is required to be secured by, among other things, that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated the date hereof (the "Deed of Trust"), made by Barden, as trustor, to Fidelity National Title Agency of Nevada, Inc., as trustee, for the benefit of BONY, as beneficiary, on the real property located in the City of Las Vegas, County of Clark, State of Nevada, and commonly known as Fitzgeralds Las Vegas Casino (the "Property"). Portions of the Property are owned in fee by Barden and portions of the Property are leased by Barden (collectively, the "Leased Land") pursuant to the "Ground Leases" (as hereinafter defined). The Leased Land is more particularly described on Exhibit A attached hereto and incorporated herein, and the "Ground Leases" are those leases, together with any and all amendments, modifications, and assignments thereto, more particularly described on Exhibit B attached hereto and incorporated herein.

          D. Due to certain restrictions set forth in the Ground Leases, BONY has agreed to not encumber the Leased Land; and Barden has agreed to not transfer or encumber the Leased Land or any portion thereof.

                                   WITNESSETH:

          In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Barden and BONY hereby agrees as follows:

          1. Negative Pledge. Barden hereby agrees that it will not create, incur, assume or suffer to exist any lien. or security interest in the leasehold interests (or any portion thereof), whether currently held or hereinafter acquired, pursuant to the Ground Leases or on any portion of the Leased Land that Barden may hereinafter acquire, other than Permitted Liens.

          2. Transfer. Except as permitted by the Indenture, Barden hereby agrees that it will not convey, sell, sublease (other than space leases and room rentals in the hotel and casino located on the Leased Land), assign, transfer or otherwise dispose of, all or any portion of the leasehold interest, whether currently held or hereinafter acquired, pursuant to the Ground Leases or on any portion of the Leased Land that Barden may hereinafter acquire.

          3. Release. BONY hereby agrees that this Agreement will be terminated and released of record simultaneously with the termination and release of record of the lien of the Deed of Trust.

          4. Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Nevada.

          5. Further Assurances. Barden shall, at its own expense, perform such acts as may be necessary, or that BONY may request at any time, to execute, acknowledge and deliver all such additional papers and instruments and will do or cause to be done all further acts and things as may be proper or reasonably necessary to carry out the purpose hereof. Without limiting the general nature of Barden's obligations set forth in the preceding sentence, in the event that, subsequent to the date hereof, Barden receives the consent of any lessor under any Ground Lease to mortgage the Leased Land subject to such Ground Lease (or is otherwise permitted to so encumber), Barden shall promptly notify BONY of such consent and Barden shall promptly execute and deliver to BONY a deed of trust encumbering such Leased Land, substantially in the form of the Deed of Trust, and such deed of trust shall be recorded in the official records of Clark County, Nevada.

          6. Counterparts. This Agreement may be executed by the parties to this Agreement on separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (except that Barden may not encumber, assign or transfer any of its rights or obligations hereunder without the prior written consent of BONY except as permitted under the Indenture).

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK,

                             SIGNATURE PAGE FOLLOWS.]

          IN WITNESS WHEREOF, Barden and BONY have caused this Agreement to be executed as of the day and year first above written.

                                           BARDEN NEVADA GAMING, LLC,
                                           a Nevada limited liability company

                                           By: /s/ MICHAEL E. KELLY
                                              ----------------------------------
                                           Name:   Michael E. Kelly
                                               --------------------------------
                                           Title:  Exec. VP, COO, CFO
                                                 -------------------------------

                                           THE BANK OF NEW YORK,
                                           a New York banking corporation,
                                           as collateral agent

                                           By:
                                              ----------------------------------
                                           Name:
                                               --------------------------------
                                           Title:
                                                 -------------------------------

STATE OF CALIFORNIA                )
                                   )   SS
COUNTY OF LOS ANGELES              )

          On December 5, 2001 before me, Donna Wolfe, Notary Public, personally appeared Michael E. Kelly, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal



     /s/ DONNA WOLFE
--------------------------
SIGNATURE OF NOTARY PUBLIC


                                       ----------------------------------------
                                                         DONNA WOLFE
                                                     COMMISSION # 1218807
                                       [SEAL]     NOTARY PUBLIC - CALIFORNIA
                                                      LOS ANGELES COUNTY
                                                 MY COMM. EXPIRES MAY 28, 2003
                                       ----------------------------------------

          IN WITNESS WHEREOF, Barden and BONY have caused this Agreement to be executed as of the day and year first above written.

                                           BARDEN NEVADA GAMING, LLC,
                                           a Nevada limited liability company

                                           By:
                                              ----------------------------------
                                           Name:
                                               --------------------------------
                                           Title:
                                                 -------------------------------

                                           THE BANK OF NEW YORK,
                                           a New York banking corporation,
                                           as collateral agent

                                           By:  /s/ ROBERT A. MASSIMILLO
                                              ----------------------------------
                                           Name:    ROBERT A. MASSIMILLO
                                               --------------------------------
                                           Title:   VICE PRESIDENT
                                                 -------------------------------

                                 ACKNOWLEDGMENT

State of New York   )
                    ) ss.
County of Kings     )


          This Agreement Regarding Ground Leases was acknowledged before me on December 5, 2001, by Robert Massimillo as VP of BONY.


                                                   /s/ IRENE SIEGEL
                                            ----------------------------------
                                            (Signature of notarial officer)




                                                         IRENE SIEGEL
                                             NOTARY PUBLIC, STATE OF NEW YORK
                                                       NO. 24-4927894
                                                 QUALIFIED IN KINGS COUNTY
                                             COMMISSION EXPIRES APRIL 25, 2002










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